Exhibit 99.10

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc Main Document    Page 1 of 33 SIDLEY AUSTIN LLP Thomas R. Califano (24122825) Rakhee V. Patel (00797213) Jeri Leigh Miller (24102176) 2021 McKinney Avenue, Suite 2000 Dallas, Texas 75201 Telephone: (214) 981-3300 Facsimile: (214) 981-3400 Email:    tom.califano@sidley.com rpatel@sidley.com jeri.miller@sidley.com SIDLEY AUSTIN LLP Weiru Fang (admitted pro hac vice) 787 Seventh Avenue New York, New York 10019 Telephone: (212) 839-5300 Facsimile: (212) 839-5599 Email: weiru.fang@sidley.com Attorneys for the Debtors and Debtors in Possession IN THE UNITED STATES BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF TEXAS DALLAS DIVISION In re: Chapter 11 EBIX, INC., et al.1 Case No. 23-80004 (SWE)    Debtors. (Jointly Administered) GLOBAL NOTES FOR THE APRIL 2024 MONTHLY OPERATING REPORTS On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced 1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc Main Document    Page 2 of 33 voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”). The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE). 1. General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR. 2. Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix, Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors, and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Pending completion of the year-end 2023 and Q1 2024 impairment analysis for goodwill and intangible assets, the Debtors have not recorded the gain on sale of the Debtors’ North American life and annuity assets. In addition, pending allocation of the purchase price consideration for the North America business between various debtor entities, the purchase price consideration, as adjusted for certain purchase price adjustments, is presented in the financial statements of Ebix Inc. The Debtors have not separately classified the assets held for sale following entry of the order approving the bid procedures and auction of the Debtors’ remaining assets of the North American business and the Debtors’ equity interests in certain non-Debtor foreign subsidiaries. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Due to subsequent information obtained, the financial statements and certain of the cumulative amounts presented in this MOR reflect

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc Main Document    Page 3 of 33 adjustments made to the financial statements contained in the previously filed December 2023 monthly operating reports. The financial statements presented herein reflect the book values of the Debtor entities of Ebix, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information. 3. Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. 4. Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information. 5. Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries. 6. Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments. 7. Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose. 8. Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request. 9. Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the Final Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc Main Document    Page 4 of 33 Prepetition Lenders; (IV) Modifying the Automatic Stay; and (V) Granting Related Relief [Docket No. 255]. 10. Interest on Prepetition Borrowing: The Debtors are unable to determine whether it is probable that interest on prepetition borrowing for the period following the Petition Date will be an allowed claim. As a result, interest on prepetition borrowing has not been accrued in the financial information herein. 11. Bank Accounts: All the bank accounts were established prefiling in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors. 12. Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the monthly operating reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors. 13. Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the MOR are estimated based on the Debtors’ available information. 14. Payments To or On Behalf of Nonbankruptcy Professionals. All payments made to or on behalf of nonbankruptcy professionals were approved by the Court pursuant to the Order (I) Authorizing the Debtors to Retain and Compensation Professionals in the Ordinary Course of Business and (II) Granting Related Relief [Docket No. 295]. The objection period for certain of these ordinary course professionals has passed as of the filing of this MOR. 15. Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the MOR of Ebix, Inc. Any documents, exhibits, or statements attached to the MOR of Ebix, Inc. are incorporated by reference into the MOR for all Debtors. 16. Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

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UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DALLAS

In Re. ConfirmNet Corporation §
§
§
Debtor(s) §

Case No. 23-80012

Lead Case No. 23-80004

☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 04/30/2024

Petition Date: 12/17/2023

Months Pending: 5

Industry Classification: 5 1 8 2

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒ Statement of cash receipts and disbursements
☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒ Statement of operations (profit or loss statement)
☒ Accounts receivable aging
☐ Postpetition liabilities aging
☐ Statement of capital assets
☐ Schedule of payments to professionals
☐ Schedule of payments to insiders
☐ All bank statements and bank reconciliations for the reporting period
☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Amit K. Garg
Signature of Responsible Party

05/21/2024
Date

Amit K. Garg
Printed Name of Responsible Party

1 Ebix Way
Johns Creek, GA 30097
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

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Debtor's Name ConfirmNet Corporation Case No. 23-80012

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$7,745,610
b.	Accounts receivable over 90 days outstanding (net of allowance)	$7,526,164
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$7,745,826
e.	Total assets	$24,361,254
f.	Postpetition payables (excluding taxes)	$1,976,993
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$157
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$1,977,150
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$9,473,998
n.	Total liabilities (debt) (j+k+l+m)	$11,451,148
o.	Ending equity/net worth (e-n)	$12,910,106

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$56,234	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$488,932	
c.	Gross profit (a-b)	$-432,698	
d.	Selling expenses	$0	
e.	General and administrative expenses	$21,378	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$-454,076	$-1,847,358

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name ConfirmNet Corporation Case No. 23-80012

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
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UST Form 11-MOR (12/01/2021) 3

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Debtor's Name ConfirmNet Corporation Case No. 23-80012

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UST Form 11-MOR (12/01/2021) 4

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc Main Document    Page 9 of 33 Debtor’s Name ConfirmNet Corporation Case No. 23-80012 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv

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Debtor's Name ConfirmNet Corporation Case No. 23-80012

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UST Form 11-MOR (12/01/2021) 6

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name ConfirmNet Corporation Case No. 23-80012

	xcix						
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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$123	$157
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○	No ◉		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○	No ◉		
c.	Were any payments made to or on behalf of insiders?	Yes ○	No ◉		
d.	Are you current on postpetition tax return filings?	Yes ◉	No ○		
e.	Are you current on postpetition estimated tax payments?	Yes ◉	No ○		
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉	No ○		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○	No ◉		
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○	No ○	N/A ◉	
i.	Do you have: Worker's compensation insurance?	Yes ◉	No ○		
	If yes, are your premiums current?	Yes ◉	No ○	N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ◉	No ○		
	If yes, are your premiums current?	Yes ◉	No ○	N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ◉	No ○		
	If yes, are your premiums current?	Yes ◉	No ○	N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ◉	No ○		
k.	Has a disclosure statement been filed with the court?	Yes ◉	No ○		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉	No ○		

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name ConfirmNet Corporation Case No. 23-80012

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer	05/21/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc Main Document    Page 17 of 33 MOR-1 In re: EBIX, INC., et al. Lead Case No: 23-80004 Statement of Cash Receipts and Disbursements—(Unaudited) Reporting Period: April 1—April 30, 2024 Ebix, Inc. Receipts Customer Receipts $    11,880,798 Other Receipts 2,227,778 Debt Proceeds – Total Receipts $    14,108,576 Disbursements Payroll & Benefits $    (4,331,430) 3rd Party Trade Vendors (1,757,772) Ordinary Course Professionals –Taxes & Duties (819,919) Other Operating Disbursements (120,040) Total Disbursements $    (7,029,161) Net Operating Cash Flow $    7,079,415 Other Non-Operating Cash Flows $    (5,556,811) Restructuring Professional Fees (1,898,426) Debt Service—Fees – Total Non-operating Cash Flows $    (7,455,237) Intercompany Intercompany Transfers (receipts) –Intercompany Transfers (disbursements) (1,841,510) Intercompany Transfers (net) $    (1,841,510) Net Cash Flow $    (2,217,333) Beginning Bank Cash $    12,597,206 Net Cash Flow (2,217,333) Ending Bank Cash $    10,379,874

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MOR-2

In re: EBIX, INC., et al.
Lead Case No: 23-80004

Balance Sheet as of April 30, 2024 - (Unaudited)
Reporting Period: April 1 - April 30, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Assets						
Current Assets:						
Cash and Cash equivalents	$ 11,400,017	$ –	$ –	$ –	$ –	$ –
Fiduciary funds - restricted	–	–	–	–	–	–
Accounts receivable, less allowance	10,002,352	–	193,293	81,500	7,745,610	407,963
Intercompany receivable	80,153,885	–	–	–	–	–
Other current assets	53,167,342	–	–	1,253	216	48,310
Total current assets	$ 154,723,596	$ –	$ 193,293	$ 82,753	$ 7,745,826	$ 456,273
Property and equipment, net	22,342,735	(232,426)	–	–	–	10,229
Right-of-Use Assets	229,275	578,351	–	–	–	127,458
Goodwill	192,040,854	–	4,706,870	20,404,124	13,540,891	60,111,616
Intangible assets, net	6,132,733	–	226,104	0	(0)	194,834
Indefinite-lived intangibles	–	–	–	–	–	–
Capitalized software development costs, net	388,891	–	–	–	–	–
Deferred tax assets, net - long-term	22,033,811	–	(8,308)	(992,339)	3,074,537	1,921,924
Other assets	146,785,443	–	(5,216,707)	–	–	–
Total assets	$ 544,677,338	$ 345,925	$ (98,748)	$ 19,494,539	$ 24,361,254	$ 62,822,334
Liabilities & Equity						
Current Liabilities						
Accounts Payable and accrued expenses	$ 21,142,394	$ –	$ –	$ 22,143	$ –	$ 30,697
Accrued payroll and related benefits	1,206,062	–	2,860	10,672	2,331	5,537
Working capital facility	–	–	–	–	–	–
Fiduciary funds liability - restricted	–	–	–	–	–	–
Short term debt	–	–	–	–	–	–
Current portion of long term debt and capital lease obligations	–	–	–	–	–	–
Intercompany payable	39,844,577	2,481,097	(3,429)	(63,631)	1,680,820	(206,709)
Deferred revenue	6,480,150	–	115,708	2,235	293,999	579,134
Short term lease liability	–	–	–	–	–	–
Other current liabilities	323,678,285	–	–	–	–	–
Total Current Liabilities	$ 392,351,468	$ 2,481,097	$ 115,138	$ (28,581)	$ 1,977,150	$ 408,658
Liabilities Subject to Compromise						
Accounts Payable and accrued expenses	$ 7,198,962	$ 34,700	$ –	$ 6,533	$ 10,842	$ 64,309
Accrued payroll and related benefits	180,350	–	–	–	–	–
Working capital facility	–	–	–	–	–	–
Fiduciary funds liability - restricted	–	–	–	–	–	–
Short term debt	342,324,099	–	–	–	–	–
Current portion of long term debt and capital lease obligations	86,998	–	–	–	–	–
Intercompany payable	303,282,320	49,576,672	(4,669,565)	(4,745,420)	9,464,805	(36,903,570)
Deferred revenue	–	–	–	–	–	–
Short term lease liability	361,156	–	–	–	–	–
Other current liabilities	2,277	–	–	–	(1,648)	(51,295)
Total Liabilities Subject to Compromise	$ 653,436,162	$ 49,611,372	$ (4,669,565)	$ (4,738,887)	$ 9,473,998	$ (36,890,557)
Long term debt and capital lease obligation, less current portion	8,059	–	–	–	–	–
Other liabilities	2,329,890	–	–	–	–	–
Earnout contingencies	–	–	–	–	–	–
Put option liability	–	–	–	–	–	–
Long term lease liability	743,980	–	–	–	–	–
Total liabilities	$ 1,048,869,560	$ 52,092,469	$ (4,554,426)	$ (4,767,468)	$ 11,451,148	$ (36,481,899)
Common stock, $.10 par value	3,790,897	–	–	–	–	–
Additional paid-in capital	4,077,159	–	–	20,000,000	21,532,000	88,420,090
Treasury stock	–	–	–	–	–	–
Retained earnings	(522,754,040)	(51,746,544)	4,455,678	4,262,007	(8,621,894)	10,884,143
Accumulated other comprehensive income	(529,688)	–	–	–	–	–
Total Ebix, Inc. stockholders' equity	$ (515,415,672)	$ (51,746,544)	$ 4,455,678	$ 24,262,007	$ 12,910,106	$ 99,304,233
Noncontrolling interest	11,223,450	–	–	–	–	–
Total stockholders' equity	$ (504,192,222)	$ (51,746,544)	$ 4,455,678	$ 24,262,007	$ 12,910,106	$ 99,304,233
Total Liabilities & Equity	$ 544,677,338	$ 345,925	$ (98,748)	$ 19,494,539	$ 24,361,254	$ 62,822,334

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc
Main Document Page 19 of 33

MOR-3

In re: EBIX, INC., et al.
Statement of Operations for the month of April 2024 - (Unaudited)

Lead Case No: 23-80004
Reporting Period: April 1 - April 30, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Revenue						
Operating Revenue	$ 3,856,707	$ –	$ 67,156	$ 150,636	$ 56,234	$ 317,368
Other Revenue	536,055	–	–	–	–	–
Total Revenue	**4,392,762**	**–**	**67,156**	**150,636**	**56,234**	**317,368**
Operating Expenses						
Services and other costs	1,065,959	–	31,630	67,640	488,932	240,111
Product Development	779,511	5,593	28,435	46,273	–	27,792
Sales and Marketing	392,514	–	–	23,473	–	670
General and Administrative	1,657,782	–	2,870	(2,279)	21,378	3,332
Amortization and Depreciation	357,795	–	10,277	–	–	9,527
Total Operating Income	**$ 139,201**	**$ (5,593)**	**$ (6,056)**	**$ 15,529**	**$ (454,076)**	**$ 35,937**
Interest Income	–	–	–	–	–	–
Interest Expense	(43,618)	–	–	–	–	–
Reorganization Fees	(5,536,213)	–	–	–	–	–
Other non-operating income	–	–	–	–	–	–
Foreign exchange gain/loss	–	–	–	–	–	–
Income before taxes	**$ (5,440,631)**	**$ (5,593)**	**$ (6,056)**	**$ 15,529**	**$ (454,076)**	**$ 35,937**
Income tax expenses	–	–	–	–	–	–
Net Income (loss) including noncontrolling interest	–	–	–	–	–	–
Net income (loss) attributable to noncontrolling interest	–	–	–	–	–	–
Net income (loss)	**$ (5,440,631)**	**$ (5,593)**	**$ (6,056)**	**$ 15,529**	**$ (454,076)**	**$ 35,937**

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc Main Document    Page 20 of 33 MOR-4 In re: EBIX, INC., et al. Lead Case No: 23-80004 Accounts Receivable Aging Reporting Period: April 1—April 30, 2024 Allowance for Entity Current 30 Days 60 Days 90 Days 120 Days Doubtful Accounts Total Ebix, Inc. $    4,666,436 $    733,491 $    549,458 $    613,777 $    6,142,506 $    (3,171,947) $    9,533,722 P.B. Systems, Inc. – – – – – – –Facts Services, Inc. 51,000 – – 23,224 75,454 (21,977) 127,701 Agency Solutions.com, LLC d/b/a/ Health Connect LLC 50,785 18,466 (178) 3,854 51,037 (42,463) 81,500 ConfirmNet Corporation 138,324 217,743 45,661 141,735 7,384,429 (182,282) 7,745,610 A.D.A.M., Inc. (49,783) 65,093 (7,675) 40,794 43,783 (279,364) (187,153) Total Accounts Receivable $    4,856,762 $    1,034,792 $    587,266 $    823,384 $    13,697,210 $    (3,698,034) $    17,301,381

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc Main Document Page 21 of 33

MOR-5

In re: EBIX, INC., et al.

Lead Case No: 23-80004

Disbursements by Entity

Reporting Period: March 1 - March 31, 2024

Date	Check Number	Amount	Vendor	Entity
4/1/2024		$ (336.54)	Paycom Payroll	Ebix, Inc.
4/1/2024		(9,236.94)	COMM OF MASS EFT	Ebix, Inc.
4/1/2024		(894.01)	UTAH801/297-7703	Ebix, Inc.
4/1/2024		(2,995.00)	American Academy of Family Physicians	Ebix, Inc.
4/1/2024		(990.80)	Coca Cola	Ebix, Inc.
4/1/2024		(103.39)	BB.Q Chicken	Ebix, Inc.
4/1/2024		(15.76)	GoDaddy.com	Ebix, Inc.
4/1/2024		(0.03)	GoDaddy.com	Ebix, Inc.
4/1/2024		(411.00)	Extra Space	Ebix, Inc.
4/1/2024		(316.50)	Extra Space	Ebix, Inc.
4/1/2024		(500.00)	Google	Ebix, Inc.
4/1/2024		(500.00)	Google	Ebix, Inc.
4/1/2024		(88.96)	Lowe's	Ebix, Inc.
4/1/2024		(17.99)	Lyft	Ebix, Inc.
4/1/2024		(16.85)	Lyft	Ebix, Inc.
4/1/2024		(2,505.31)	Microsoft	Ebix, Inc.
4/1/2024		(2,224.00)	SQ Services	Ebix, Inc.
4/1/2024		(992.07)	Staples Inc.	Ebix, Inc.
4/1/2024		(387.99)	King Construction Company	Ebix, Inc.
4/1/2024		(470.00)	DEBRA G. WECHTER MD	Ebix, Inc.
4/1/2024		(1,000.00)	Thomas Schiano	Ebix, Inc.
4/1/2024		(1,000.00)	Jennifer Wildes	Ebix, Inc.
4/1/2024		(600.00)	Rachel Morris	Ebix, Inc.
4/1/2024		(475.00)	DAVID S. BEEBE, MD	Ebix, Inc.
4/1/2024		(100.00)	DAVID S. BEEBE, MD	Ebix, Inc.
4/1/2024		(300.00)	KRASIMIR GEORGE BOJANOV	Ebix, Inc.
4/1/2024		(60.00)	Federation of Chirop Lic Board	Ebix, Inc.
4/1/2024		(200.00)	Steven Lesk	Ebix, Inc.
4/1/2024		(185.16)	Service Express, Inc	Ebix, Inc.
4/1/2024		(166.94)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
4/1/2024		(600.00)	Travis Paul Webb	Ebix, Inc.
4/2/2024		(53,067.78)	Fair Health Inc	Ebix, Inc.
4/2/2024		(29,196.41)	Craftsman Printing Inc	Ebix, Inc.
4/2/2024		(18,197.49)	FCI Cyber	Ebix, Inc.
4/2/2024		(16,054.11)	365 Operating Co LLC	Ebix, Inc.
4/2/2024		(15,792.00)	Advantecs Group, Inc.	Ebix, Inc.
4/2/2024		(6,362.02)	Zakipoint Health Inc	Ebix, Inc.
4/2/2024		(5,115.00)	Philip Patel - ACH	Ebix, Inc.
4/2/2024		(4,200.00)	Jatin M Vyas MD	Ebix, Inc.
4/2/2024		(3,390.90)	Provident Life & Acci	Ebix, Inc.
4/2/2024		(3,322.36)	WEX Health Inc	Ebix, Inc.
4/2/2024		(3,300.00)	Verimed Healthcare Net	Ebix, Inc.
4/2/2024		(2,304.00)	Pan American Benefits	Ebix, Inc.
4/2/2024		(2,120.00)	Lumen	Ebix, Inc.
4/2/2024		(1,760.00)	Renee Cocchi	Ebix, Inc.
4/2/2024		(1,400.00)	Jamie Lynn Byram	Ebix, Inc.
4/2/2024		(940.65)	Accuimage	Ebix, Inc.
4/2/2024		(875.00)	Nirav Patel	Ebix, Inc.
4/2/2024		(735.00)	IAIABC	Ebix, Inc.
4/2/2024		(700.00)	Daniel Friedman	Ebix, Inc.
4/2/2024		(584.21)	Imageworks	Ebix, Inc.
4/2/2024		(562.50)	EMPRISE TECHNOLOGIES	Ebix, Inc.

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc
Main Document Page 22 of 33

Date	Check Number	Amount	Vendor	Entity
4/2/2024		(514.50)	Carolyn Donahoe	Ebix, Inc.
4/2/2024		(500.00)	Thomas Halaszynski	Ebix, Inc.
4/2/2024		(431.20)	Michelle Robertson	Ebix, Inc.
4/2/2024		(400.00)	Fred K Berger MD	Ebix, Inc.
4/2/2024		(200.00)	Thomas Hamilton	Ebix, Inc.
4/2/2024		(125.00)	John Mardant	Ebix, Inc.
4/2/2024		(58,352.00)	IndusLaw	Ebix, Inc.
4/2/2024		(8,437.92)	Shardul Amarchand Mangaldas Co.	Ebix, Inc.
4/2/2024		(25.00)	Authnet Gateway	Ebix, Inc.
4/2/2024		(1,861,360.13)	Paycom Payroll	Ebix, Inc.
4/2/2024		(5,983.84)	Paycom Payroll	Ebix, Inc.
4/2/2024		(17,088.00)	STATE OF CT DRS	Ebix, Inc.
4/2/2024		(150.00)	MATTHEW R BYARLAY	Ebix, Inc.
4/2/2024		(375.00)	Christopher George Bazewicz	Ebix, Inc.
4/2/2024		(679.24)	FULTON COUNTY FINANCE DEPT	Ebix, Inc.
4/2/2024		(250.00)	Deborah L Hurd	Ebix, Inc.
4/2/2024		(1,000.00)	Eydie Moses-Kolko	Ebix, Inc.
4/2/2024		(200.00)	Southeastern Security Professionals, LLC	Ebix, Inc.
4/2/2024		(250.00)	David Swanson	Ebix, Inc.
4/2/2024		(114.40)	RENEE ZEMANSKI	Ebix, Inc.
4/3/2024		200.00	Paycom Payroll	Ebix, Inc.
4/3/2024		(6,906.10)	Western States Envelop	Ebix, Inc.
4/3/2024		(466.67)	Federal Express	Ebix, Inc.
4/3/2024		(113,398.67)	Paycom Payroll	Ebix, Inc.
4/3/2024		(49,630.55)	Anthem	Ebix, Inc.
4/3/2024		(250.00)	Paycom Payroll	Ebix, Inc.
4/3/2024		(40.48)	Amazon	Ebix, Inc.
4/3/2024		(61.52)	Amazon	Ebix, Inc.
4/3/2024		(19.98)	Amazon	Ebix, Inc.
4/3/2024		(19.98)	Amazon	Ebix, Inc.
4/3/2024		(26.86)	Amazon	Ebix, Inc.
4/3/2024		(127.90)	Cintas Corporation	Ebix, Inc.
4/3/2024		(80.05)	Google	Ebix, Inc.
4/3/2024		(434.23)	A J R, INC.	Ebix, Inc.
4/3/2024		(322.95)	Indeed	Ebix, Inc.
4/3/2024		(17.71)	Lyft	Ebix, Inc.
4/3/2024		(15.94)	Lyft	Ebix, Inc.
4/3/2024		(2,505.10)	Microsoft	Ebix, Inc.
4/3/2024		(90.00)	Rustici Software	Ebix, Inc.
4/3/2024		(1,559.00)	ALL STAR SUPER STORAGE	Ebix, Inc.
4/3/2024		(704.98)	CONCORD III	Ebix, Inc.
4/3/2024		(150.00)	MARK MOYAD, MD	Ebix, Inc.
4/4/2024		(68,693.77)	Anu Agrawal Marketing	Ebix, Inc.
4/4/2024		(36,065.69)	Craftsman Printing Inc	Ebix, Inc.
4/4/2024		(30,003.68)	Nelson Mullins	Ebix, Inc.
4/4/2024		(16,250.00)	Pavan Bhalla	Ebix, Inc.
4/4/2024		(15,000.00)	Cathy Wesler	Ebix, Inc.
4/4/2024		(9,987.50)	Spark IPS	Ebix, Inc.
4/4/2024		(9,300.00)	GOKARE LAW FIRM	Ebix, Inc.
4/4/2024		(8,840.00)	Stellar Consulting Sol	Ebix, Inc.
4/4/2024		(8,000.00)	Donald L Deye	Ebix, Inc.
4/4/2024		(6,353.00)	K&C Building Maintenan	Ebix, Inc.
4/4/2024		(5,520.00)	Dan Celia	Ebix, Inc.
4/4/2024		(5,000.00)	EMPLOYEETECH	Ebix, Inc.
4/4/2024		(4,370.00)	Philomena Dicicco	Ebix, Inc.
4/4/2024		(4,250.33)	Provident Life & Acci	Ebix, Inc.
4/4/2024		(3,111.37)	DEBORAH GUIN	Ebix, Inc.

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc
Main Document Page 23 of 33

Date	Check Number	Amount	Vendor	Entity
4/4/2024		(3,061.92)	CATHERINE CREASMAN	Ebix, Inc.
4/4/2024		(3,000.00)	SCOTT D. SMITH, MD, MP	Ebix, Inc.
4/4/2024		(2,929.50)	Big Commerce Inc	Ebix, Inc.
4/4/2024		(2,772.00)	JONATHAN J. BEITLER, M	Ebix, Inc.
4/4/2024		(2,574.88)	St. Moritz Security Se	Ebix, Inc.
4/4/2024		(2,180.00)	Christopher Britt	Ebix, Inc.
4/4/2024		(2,000.00)	Douglas Paauw MD	Ebix, Inc.
4/4/2024		(1,900.00)	Verimed Healthcare Net	Ebix, Inc.
4/4/2024		(1,650.00)	James Wame Schmidley	Ebix, Inc.
4/4/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
4/4/2024		(1,500.00)	Melinda Deye	Ebix, Inc.
4/4/2024		(1,360.00)	EMILY MEALER	Ebix, Inc.
4/4/2024		(1,350.00)	365 Operating Co LLC	Ebix, Inc.
4/4/2024		(1,350.00)	Bryan E Anderson	Ebix, Inc.
4/4/2024		(1,285.20)	TeamSupport LLC	Ebix, Inc.
4/4/2024		(1,225.00)	Piper Carroll	Ebix, Inc.
4/4/2024		(1,200.00)	ALLISON HAYS	Ebix, Inc.
4/4/2024		(1,047.50)	Elizabeth Smoots MD	Ebix, Inc.
4/4/2024		(1,000.00)	William Steinberg	Ebix, Inc.
4/4/2024		(1,000.00)	David B. Powers	Ebix, Inc.
4/4/2024		(1,000.00)	Srinivasa Rama Chandra	Ebix, Inc.
4/4/2024		(1,000.00)	KUMAR G. BELANI	Ebix, Inc.
4/4/2024		(960.00)	Kelley Allison Turner	Ebix, Inc.
4/4/2024		(757.90)	Sherry Baker	Ebix, Inc.
4/4/2024		(680.00)	Amy I Hall	Ebix, Inc.
4/4/2024		(660.00)	Jared Magee	Ebix, Inc.
4/4/2024		(612.00)	MGECOM, Inc.	Ebix, Inc.
4/4/2024		(600.00)	Stuart Jay Padove	Ebix, Inc.
4/4/2024		(500.00)	Insured Retirement Ins	Ebix, Inc.
4/4/2024		(450.00)	Elie M. Ferneini, MD,	Ebix, Inc.
4/4/2024		(420.00)	Soumy Pandey	Ebix, Inc.
4/4/2024		(300.00)	J Ivan Lopez	Ebix, Inc.
4/4/2024		(250.00)	Margaret Spence MD	Ebix, Inc.
4/4/2024		(250.00)	Christine m Lucarelli	Ebix, Inc.
4/4/2024		(250.00)	Andrew J Higdon	Ebix, Inc.
4/4/2024		(250.00)	ERIC ENDLICH, PHD	Ebix, Inc.
4/4/2024		(180.00)	Michelle Vaughn	Ebix, Inc.
4/4/2024		(150.00)	William Jonathan Fillm	Ebix, Inc.
4/4/2024		(125.00)	Suchita Shah Sata	Ebix, Inc.
4/4/2024		(125.00)	Mona Krouss	Ebix, Inc.
4/4/2024		(50,000.00)	USPS	Ebix, Inc.
4/4/2024		(1,893.80)	Cara Rosenbloom	Ebix, Inc.
4/4/2024		(100.00)	Chad Burke	Ebix, Inc.
4/4/2024		(40,000.00)	Bank of New York Mellon	Ebix, Inc.
4/4/2024		(30,000.00)	Jill M Krueger	Ebix, Inc.
4/4/2024		(12,250.00)	Hans Ueli Keller	Ebix, Inc.
4/4/2024		(10,250.00)	Hans U Benz	Ebix, Inc.
4/4/2024		(8,250.00)	ND Eckert Esq and Mrs. NL Eckert	Ebix, Inc.
4/4/2024		(6,250.00)	George W Hebard III	Ebix, Inc.
4/4/2024		(6,250.00)	Priyanka Kaul	Ebix, Inc.
4/4/2024		(6,250.00)	Streichenberg Attorneys at Law	Ebix, Inc.
4/4/2024		(540.00)	Charles Schwab	Ebix, Inc.
4/4/2024		(187,022.42)	Paycom Payroll	Ebix, Inc.
4/4/2024		(628.64)	Amazon	Ebix, Inc.
4/4/2024		(79.98)	Amazon	Ebix, Inc.
4/4/2024		(60.47)	Amazon	Ebix, Inc.
4/4/2024		(273.40)	Appriver	Ebix, Inc.

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc
Main Document Page 24 of 33

Date	Check Number	Amount	Vendor	Entity
4/4/2024		(18.95)	Cloud Cover Music	Ebix, Inc.
4/4/2024		(18.95)	Cloud Cover Music	Ebix, Inc.
4/4/2024		(194.15)	GoDaddy.com	Ebix, Inc.
4/4/2024		(0.39)	GoDaddy.com	Ebix, Inc.
4/4/2024		(1,812.00)	Fairmont Copley Plaza Boston	Ebix, Inc.
4/4/2024		(1,812.00)	Fairmont Copley Plaza Boston	Ebix, Inc.
4/4/2024		(907.00)	Google	Ebix, Inc.
4/4/2024		(418.89)	Google	Ebix, Inc.
4/4/2024		(16.99)	Lyft	Ebix, Inc.
4/4/2024		(15.86)	Lyft	Ebix, Inc.
4/4/2024		(42.99)	Web Network Solutions	Ebix, Inc.
4/4/2024		(1,000.00)	Seth Gale	Ebix, Inc.
4/5/2024		(17,119.47)	365 Operating Co LLC	Ebix, Inc.
4/5/2024		(540.00)	Dr Charles Schwarts	Ebix, Inc.
4/5/2024		(4,813.40)	Optum Bank	Ebix, Inc.
4/5/2024		(4,588.40)	Optum Bank	Ebix, Inc.
4/5/2024		(15.76)	GoDaddy.com	Ebix, Inc.
4/5/2024		(0.03)	GoDaddy.com	Ebix, Inc.
4/5/2024		(500.00)	Google	Ebix, Inc.
4/5/2024		(12.84)	Lyft	Ebix, Inc.
4/5/2024		(35.00)	Sinch Mailgun	Ebix, Inc.
4/5/2024		20.00	Southwest Airlines	Ebix, Inc.
4/5/2024		(173.96)	Web Network Solutions	Ebix, Inc.
4/8/2024		(3,681.57)	Citizen's Bank	Ebix, Inc.
4/8/2024		(900.00)	Citizen's Bank	Ebix, Inc.
4/8/2024		(900.00)	Citizen's Bank	Ebix, Inc.
4/8/2024		(14,796.42)	Sawnee Electric	Ebix, Inc.
4/8/2024		(3,938.14)	UPS	Ebix, Inc.
4/8/2024		(486.76)	Waste Management	Ebix, Inc.
4/8/2024		(287.72)	Federal Express	Ebix, Inc.
4/8/2024		(8,793.00)	CO DEPT REVENUE	Ebix, Inc.
4/8/2024		(59.99)	Amazon	Ebix, Inc.
4/8/2024		(53.59)	Amazon	Ebix, Inc.
4/8/2024		(59.99)	Amazon	Ebix, Inc.
4/8/2024		(80.97)	Amazon	Ebix, Inc.
4/8/2024		(81.41)	Amazon	Ebix, Inc.
4/8/2024		(19.99)	Amazon	Ebix, Inc.
4/8/2024		(13.01)	GoDaddy.com	Ebix, Inc.
4/8/2024		(0.03)	GoDaddy.com	Ebix, Inc.
4/8/2024		(533.60)	Extra Space	Ebix, Inc.
4/8/2024		(500.00)	Google	Ebix, Inc.
4/8/2024		(2,507.54)	Microsoft	Ebix, Inc.
4/8/2024		(2,029.50)	Vonage	Ebix, Inc.
4/8/2024		(42.99)	Web Network Solutions	Ebix, Inc.
4/8/2024		(42.99)	Web Network Solutions	Ebix, Inc.
4/8/2024		(500.00)	Samuel J McKenna	Ebix, Inc.
4/8/2024		(1,123.50)	Fueled Inc	Ebix, Inc.
4/8/2024		(660.00)	GIIssues Inc.	Ebix, Inc.
4/8/2024		(2,120.00)	CENTURYLINK	Ebix, Inc.
4/8/2024		(375.00)	James B. Macdonald	Ebix, Inc.
4/8/2024		(1,000.00)	Scott McGinnis	Ebix, Inc.
4/8/2024		(600.00)	David Naeger	Ebix, Inc.
4/8/2024		(600.00)	DAVID Charles RETTEW	Ebix, Inc.
4/9/2024		(362,506.01)	First Insurance	Ebix, Inc.
4/9/2024		(3,867.15)	Paycom Payroll	Ebix, Inc.
4/9/2024		(3,800.27)	Paycom Payroll	Ebix, Inc.
4/9/2024		(954,210.78)	Zinnia Distributor Solutions LLC	Ebix, Inc.

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc
Main Document Page 25 of 33

Date	Check Number	Amount	Vendor	Entity
4/9/2024		(19.99)	Amazon	Ebix, Inc.
4/9/2024		(66.76)	Amazon	Ebix, Inc.
4/9/2024		(40.48)	Amazon	Ebix, Inc.
4/9/2024		(86.29)	Amazon	Ebix, Inc.
4/9/2024		(2,998.80)	Asana	Ebix, Inc.
4/9/2024		(127.90)	Cintas Corporation	Ebix, Inc.
4/9/2024		(842.20)	Delta Airlines	Ebix, Inc.
4/9/2024		(842.20)	Delta Airlines	Ebix, Inc.
4/9/2024		(13.01)	GoDaddy.com	Ebix, Inc.
4/9/2024		(0.03)	GoDaddy.com	Ebix, Inc.
4/9/2024		(500.00)	Google	Ebix, Inc.
4/9/2024		(375.00)	Klaviyo Inc.	Ebix, Inc.
4/9/2024		(49.99)	PayPall	Ebix, Inc.
4/9/2024		(720.00)	Trello.com	Ebix, Inc.
4/9/2024		(42.99)	Web Network Solutions	Ebix, Inc.
4/9/2024		(660.00)	ROY WONG, MD	Ebix, Inc.
4/9/2024		(2,640.00)	ROY WONG, MD	Ebix, Inc.
4/10/2024		327.66	Paycom Payroll	Ebix, Inc.
4/10/2024		(69,889.38)	Paycom Payroll	Ebix, Inc.
4/10/2024		(27,125.47)	Paycom Payroll	Ebix, Inc.
4/10/2024		(2,143.43)	Paycom Payroll	Ebix, Inc.
4/10/2024		(250.00)	Paycom Payroll	Ebix, Inc.
4/10/2024		(21.18)	Amazon	Ebix, Inc.
4/10/2024		(38.61)	Amazon	Ebix, Inc.
4/10/2024		(18.95)	Cloud Cover Music	Ebix, Inc.
4/10/2024		(27.82)	GoDaddy.com	Ebix, Inc.
4/10/2024		(0.06)	GoDaddy.com	Ebix, Inc.
4/10/2024		(500.00)	Google	Ebix, Inc.
4/10/2024		(15.84)	Lyft	Ebix, Inc.
4/10/2024		(166.27)	Microsoft	Ebix, Inc.
4/10/2024		(173.95)	Web Network Solutions	Ebix, Inc.
4/11/2024		(903,156.79)	Paycom Payroll	Ebix, Inc.
4/11/2024		(19.99)	Amazon	Ebix, Inc.
4/11/2024		(286.00)	Extra Space	Ebix, Inc.
4/11/2024		(500.00)	Google	Ebix, Inc.
4/11/2024		(500.00)	Google	Ebix, Inc.
4/11/2024		(17.86)	Lyft	Ebix, Inc.
4/11/2024		(15.99)	Lyft	Ebix, Inc.
4/11/2024		(37.99)	Web Network Solutions	Ebix, Inc.
4/11/2024		(1,660.63)	MOUNT SINAI	Ebix, Inc.
4/11/2024		(161.95)	IRON MOUNTAIN INTELLECTUAL PROPERTY MG	Ebix, Inc.
4/11/2024		(271.90)	EZOT, INC	Ebix, Inc.
4/11/2024		(240.49)	Carl Sackett	Ebix, Inc.
4/12/2024		(36,552.45)	Anu Agrawal Marketing	Ebix, Inc.
4/12/2024		(33,626.08)	De Lage Landen	Ebix, Inc.
4/12/2024		(29,607.21)	Solex Fusion	Ebix, Inc.
4/12/2024		(20,667.00)	INTEGRATED HEALTH 21	Ebix, Inc.
4/12/2024		(18,225.00)	OneSpan	Ebix, Inc.
4/12/2024		(15,792.00)	Advantecs Group, Inc.	Ebix, Inc.
4/12/2024		(15,042.32)	Atlanta Office Technol	Ebix, Inc.
4/12/2024		(11,756.25)	Twilio Inc	Ebix, Inc.
4/12/2024		(10,405.22)	Cooperative Technologi	Ebix, Inc.
4/12/2024		(8,223.75)	3SixtyMissionCritical	Ebix, Inc.
4/12/2024		(7,500.00)	Reputation Capital Med	Ebix, Inc.
4/12/2024		(6,004.75)	Digital Media Innovati	Ebix, Inc.
4/12/2024		(5,000.00)	BenefitFront	Ebix, Inc.
4/12/2024		(4,298.44)	DATASYSTEM SOLUTIONS	Ebix, Inc.

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc
Main Document Page 26 of 33

Date	Check Number	Amount	Vendor	Entity
4/12/2024		(4,079.60)	DEBORAH GUIN	Ebix, Inc.
4/12/2024		(3,105.00)	David Dugdale	Ebix, Inc.
4/12/2024		(2,884.62)	Elizabeth Temple	Ebix, Inc.
4/12/2024		(2,295.00)	David S Briss	Ebix, Inc.
4/12/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
4/12/2024		(1,403.60)	Michelle Robertson	Ebix, Inc.
4/12/2024		(1,400.00)	Lalith Kumar K Solai	Ebix, Inc.
4/12/2024		(1,200.00)	Hope E Karnes Nicely	Ebix, Inc.
4/12/2024		(1,176.00)	Carolyn Donahoe	Ebix, Inc.
4/12/2024		(700.00)	Angeliki Vgontzas	Ebix, Inc.
4/12/2024		(680.00)	EMILY MEALER	Ebix, Inc.
4/12/2024		(650.00)	Travis Burke	Ebix, Inc.
4/12/2024		(600.00)	Jay M Brahmbhatt, MD	Ebix, Inc.
4/12/2024		(594.00)	JONATHAN J. BEITLER, M	Ebix, Inc.
4/12/2024		(576.00)	CATHERINE CREASMAN	Ebix, Inc.
4/12/2024		(544.00)	Amy I Hall	Ebix, Inc.
4/12/2024		(280.00)	Amy Klein Zimmerman	Ebix, Inc.
4/12/2024		(149.70)	Esker Inc	Ebix, Inc.
4/12/2024		(125.75)	Craftsman Printing Inc	Ebix, Inc.
4/12/2024		(102.50)	Kimberly Angeles Wake	Ebix, Inc.
4/12/2024		(100.00)	KUMAR G. BELANI	Ebix, Inc.
4/12/2024		(9,021.00)	ACI Gift Cards, LLC.	Ebix, Inc.
4/12/2024		(450.00)	Renan E Ribeiro	Ebix, Inc.
4/12/2024		(16,526.76)	Sun Life Canada	Ebix, Inc.
4/12/2024		(13,634.99)	Sun Life Canada	Ebix, Inc.
4/12/2024		(641.24)	Paycom Payroll	Ebix, Inc.
4/12/2024		(203,791.68)	Omni Agent Solutions	Ebix, Inc.
4/12/2024		(801.69)	Hyatt Hotels	Ebix, Inc.
4/12/2024		(249.98)	A J R, INC.	Ebix, Inc.
4/12/2024		(500.45)	Indeed	Ebix, Inc.
4/12/2024		(18.83)	Lyft	Ebix, Inc.
4/12/2024		(17.99)	Lyft	Ebix, Inc.
4/12/2024		(16.71)	Lyft	Ebix, Inc.
4/12/2024		(2,510.82)	Microsoft	Ebix, Inc.
4/12/2024		(144.96)	Sam's Club	Ebix, Inc.
4/12/2024		15.00	Southwest Airlines	Ebix, Inc.
4/12/2024		(4.99)	Web Network Solutions	Ebix, Inc.
4/12/2024		(6.58)	Jeannie Beauchamp	Ebix, Inc.
4/15/2024		(5,292.58)	UPS	Ebix, Inc.
4/15/2024		(13,447.89)	Paycom Payroll	Ebix, Inc.
4/15/2024		(4,750.00)	Hilco Real Estate Appraisal, LLC	Ebix, Inc.
4/15/2024		(19.99)	Amazon	Ebix, Inc.
4/15/2024		(59.08)	Amazon	Ebix, Inc.
4/15/2024		(40.48)	Amazon	Ebix, Inc.
4/15/2024		(0.99)	Apple	Ebix, Inc.
4/15/2024		(1,000.00)	Digicert	Ebix, Inc.
4/15/2024		(8.37)	GoDaddy.com	Ebix, Inc.
4/15/2024		(0.02)	GoDaddy.com	Ebix, Inc.
4/15/2024		(500.00)	Google	Ebix, Inc.
4/15/2024		(500.00)	Google	Ebix, Inc.
4/15/2024		(673.35)	Hyatt Hotels	Ebix, Inc.
4/15/2024		(134.67)	Hyatt Hotels	Ebix, Inc.
4/15/2024		(134.67)	Hyatt Hotels	Ebix, Inc.
4/15/2024		(712.23)	Hyatt Hotels	Ebix, Inc.
4/15/2024		(54.99)	Lyft	Ebix, Inc.
4/15/2024		(59.00)	Rewind Software	Ebix, Inc.
4/15/2024		(1.65)	Rewind Software	Ebix, Inc.

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc
Main Document Page 27 of 33

Date	Check Number	Amount	Vendor	Entity
4/15/2024		(42.99)	Web Network Solutions	Ebix, Inc.
4/15/2024		(796.39)	Zoom	Ebix, Inc.
4/15/2024		(300.00)	GANA 22 Anesthesia Services	Ebix, Inc.
4/15/2024		(600.00)	Sean Langnfeld	Ebix, Inc.
4/15/2024		(146.66)	Carl Atkins	Ebix, Inc.
4/15/2024		(547.50)	KENNETH W. HOOVER	Ebix, Inc.
4/15/2024		(87.45)	Chester Hsu	Ebix, Inc.
4/15/2024		(981.10)	TASC	Ebix, Inc.
4/15/2024		(430.46)	CANON FINANCIAL SERVICES, INC	Ebix, Inc.
4/15/2024		(229.56)	Laszlo Ledenyi	Ebix, Inc.
4/15/2024		(311.25)	OPTUM INSIGHT	Ebix, Inc.
4/15/2024		(113.46)	Melanie Rothberg	Ebix, Inc.
4/15/2024		(23.05)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
4/15/2024		(800.00)	ROY WONG, MD	Ebix, Inc.
4/16/2024		(6,547.80)	Citizen's Bank	Ebix, Inc.
4/16/2024		(1,751.50)	Elizabeth Smoots MD	Ebix, Inc.
4/16/2024		(43,573.62)	Paycom Payroll	Ebix, Inc.
4/16/2024		(2,576.09)	Paycom Payroll	Ebix, Inc.
4/16/2024		(369.41)	DOR ITS PAYMENTS	Ebix, Inc.
4/16/2024		(1,137,468.03)	Zinnia Distributor Solutions LLC	Ebix, Inc.
4/16/2024		(127.90)	Cintas Corporation	Ebix, Inc.
4/16/2024		(1,129.00)	DirectTV	Ebix, Inc.
4/16/2024		(2,503.14)	Microsoft	Ebix, Inc.
4/16/2024		(58.68)	Trello.com	Ebix, Inc.
4/16/2024		(300.00)	Kristen Meier	Ebix, Inc.
4/16/2024		(90.00)	TANG HO	Ebix, Inc.
4/16/2024		(500.00)	Richard J Saad	Ebix, Inc.
4/16/2024		(429.86)	Martha Ann Keels	Ebix, Inc.
4/16/2024		(252.98)	Tim Lawrence	Ebix, Inc.
4/16/2024		(266.72)	Daniel Autry	Ebix, Inc.
4/16/2024		(3,896.18)	AT&T MOBILITY	Ebix, Inc.
4/16/2024		(19.69)	Ann Freedman	Ebix, Inc.
4/16/2024		(880.00)	GIIssues Inc.	Ebix, Inc.
4/16/2024		(49.00)	Aleyamma Mathew	Ebix, Inc.
4/16/2024		(154.26)	Roy Rogers	Ebix, Inc.
4/16/2024		(59.49)	Joseph Sigala	Ebix, Inc.
4/16/2024		(705.58)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
4/17/2024		(1,000.00)	COMM OF MASS EFT	Ebix, Inc.
4/17/2024		(1,000.00)	NYS DTF CT	Ebix, Inc.
4/17/2024		(141.34)	AL-DEPT OF REV	Ebix, Inc.
4/17/2024		(13.35)	AL ONESPOT TAX	Ebix, Inc.
4/17/2024		(500.00)	Google	Ebix, Inc.
4/17/2024		(102.97)	Web Network Solutions	Ebix, Inc.
4/17/2024		(125.00)	Hannah X Chen	Ebix, Inc.
4/17/2024		(2,846.93)	COMPUTERSHARE INC	Ebix, Inc.
4/17/2024		(95.63)	Gregory McGann	Ebix, Inc.
4/18/2024		(69,002.07)	Paycom Payroll	Ebix, Inc.
4/18/2024		(50,000.00)	DLA Piper	Ebix, Inc.
4/18/2024		(574,000.00)	IRS	Ebix, Inc.
4/18/2024		(67,000.00)	NJ WEB PMT 02301	Ebix, Inc.
4/18/2024		(64.63)	ME BUREAU OF TAX	Ebix, Inc.
4/18/2024		(65.98)	Amazon	Ebix, Inc.
4/18/2024		(63.47)	Amazon	Ebix, Inc.
4/18/2024		(62.26)	Amazon	Ebix, Inc.
4/18/2024		(500.00)	Google	Ebix, Inc.
4/18/2024		(116.71)	Trello.com	Ebix, Inc.
4/18/2024		(42.99)	Web Network Solutions	Ebix, Inc.

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc
Main Document Page 28 of 33

Date	Check Number	Amount	Vendor	Entity
4/18/2024		(4,900.00)	Norman SCOTT LITOFSKY	Ebix, Inc.
4/18/2024		(402.07)	Phillip Baker	Ebix, Inc.
4/18/2024		(605.89)	Robert Hintze	Ebix, Inc.
4/18/2024		(147.90)	Joe Osdieck	Ebix, Inc.
4/18/2024		(242.93)	Kate Pierce	Ebix, Inc.
4/18/2024		(21.33)	Shera Sims	Ebix, Inc.
4/19/2024		(110.00)	INTEGRATED HEALTH	Ebix, Inc.
4/19/2024		(61,000.00)	USPS	Ebix, Inc.
4/19/2024		(48,733.16)	Amazon Web Services	Ebix, Inc.
4/19/2024		(24,967.09)	NRCME	Ebix, Inc.
4/19/2024		(16,813.04)	De Lage Landen	Ebix, Inc.
4/19/2024		(15,792.00)	Advantecs Group, Inc.	Ebix, Inc.
4/19/2024		(14,324.00)	Craftsman Printing Inc	Ebix, Inc.
4/19/2024		(6,000.00)	Cathy Wesler	Ebix, Inc.
4/19/2024		(4,221.98)	Park Place Technology	Ebix, Inc.
4/19/2024		(3,976.27)	DEBORAH GUIN	Ebix, Inc.
4/19/2024		(2,739.27)	CATHERINE CREASMAN	Ebix, Inc.
4/19/2024		(2,117.79)	Foreign Language Serv	Ebix, Inc.
4/19/2024		(1,285.20)	TeamSupport LLC	Ebix, Inc.
4/19/2024		(1,285.20)	Snap Print Inc	Ebix, Inc.
4/19/2024		(1,000.00)	Travis Burke	Ebix, Inc.
4/19/2024		(962.50)	Carolyn Donahoe	Ebix, Inc.
4/19/2024		(600.00)	Joshua Nazeer Omade'	Ebix, Inc.
4/19/2024		(600.00)	Wellness Bunny LLC	Ebix, Inc.
4/19/2024		(592.44)	Amy I Hall	Ebix, Inc.
4/19/2024		(378.00)	Insight Direct USA Inc	Ebix, Inc.
4/19/2024		(350.00)	Mineral Inc	Ebix, Inc.
4/19/2024		(40,000.00)	COMP OF MARYLAND	Ebix, Inc.
4/19/2024		(31,289.00)	NYS DTF SALES	Ebix, Inc.
4/19/2024		(22,358.18)	STATE COMPTRLR	Ebix, Inc.
4/19/2024		(15,000.00)	COMMWLTHOFPAPATH	Ebix, Inc.
4/19/2024		(3,144.96)	COMMWLTHOFPAPATH	Ebix, Inc.
4/19/2024		(864.57)	FLA DEPT REVENUE	Ebix, Inc.
4/19/2024		(39.47)	GoDaddy.com	Ebix, Inc.
4/19/2024		(0.08)	GoDaddy.com	Ebix, Inc.
4/19/2024		(363.12)	A J R, INC.	Ebix, Inc.
4/19/2024		(44.88)	The Home Depot	Ebix, Inc.
4/19/2024		(42.99)	Web Network Solutions	Ebix, Inc.
4/19/2024		(500.00)	George H Blakey III	Ebix, Inc.
4/19/2024		(365.71)	Barney Olsen	Ebix, Inc.
4/19/2024		(238.49)	John Edward Bayless	Ebix, Inc.
4/19/2024		(577.86)	Gary Kempler	Ebix, Inc.
4/22/2024		2,802.83	Paycom Payroll	Ebix, Inc.
4/22/2024		(1,370.53)	Federal Express	Ebix, Inc.
4/22/2024		(103.21)	UPS	Ebix, Inc.
4/22/2024		(3,200.01)	Optum Bank	Ebix, Inc.
4/22/2024		(796.65)	WI DEPT REVENUE	Ebix, Inc.
4/22/2024		(4,400.45)	Alila Napa Valley	Ebix, Inc.
4/22/2024		(51.61)	GoDaddy.com	Ebix, Inc.
4/22/2024		(24.16)	GoDaddy.com	Ebix, Inc.
4/22/2024		(0.10)	GoDaddy.com	Ebix, Inc.
4/22/2024		(0.05)	GoDaddy.com	Ebix, Inc.
4/22/2024		(948.68)	Freeman®	Ebix, Inc.
4/22/2024		(500.00)	Google	Ebix, Inc.
4/22/2024		(500.00)	Google	Ebix, Inc.
4/22/2024		(500.00)	Google	Ebix, Inc.
4/22/2024		(1,625.68)	Hyatt Hotels	Ebix, Inc.

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc
Main Document Page 29 of 33

Date	Check Number	Amount	Vendor	Entity
4/22/2024		(1,219.26)	Hyatt Hotels	Ebix, Inc.
4/22/2024		(80.99)	Lyft	Ebix, Inc.
4/22/2024		(2,507.22)	Microsoft	Ebix, Inc.
4/22/2024		(105.08)	Sam's Club	Ebix, Inc.
4/22/2024		(196.56)	The Home Depot	Ebix, Inc.
4/22/2024		(80.98)	Web Network Solutions	Ebix, Inc.
4/22/2024		(4,800.00)	RAMINDER NIRULA, MD, FACS	Ebix, Inc.
4/22/2024		(341.35)	Samuel Wu	Ebix, Inc.
4/22/2024		(519.75)	Robert Caldwell	Ebix, Inc.
4/22/2024		(88.02)	Wai-Yin Chan	Ebix, Inc.
4/22/2024		(440.63)	John Delorme	Ebix, Inc.
4/22/2024		(600.00)	Cinthia Elkins	Ebix, Inc.
4/22/2024		(150.00)	Craig M Garver	Ebix, Inc.
4/22/2024		(1,500.00)	KARL J. KREDER, MD	Ebix, Inc.
4/22/2024		(45.95)	Megan Lenahan	Ebix, Inc.
4/22/2024		(150.00)	MARC WINKELMAN	Ebix, Inc.
4/22/2024		(1,018.00)	American Dental Association	Ebix, Inc.
4/23/2024		(63,470.63)	Paycom Payroll	Ebix, Inc.
4/23/2024		(2,767.70)	Paycom Payroll	Ebix, Inc.
4/23/2024		(250.00)	Paycom Payroll	Ebix, Inc.
4/23/2024		(4,506.43)	AZ DEPT OF REV	Ebix, Inc.
4/23/2024		(3,885.27)	SC DEPT REVENUE	Ebix, Inc.
4/23/2024		(1,692.56)	NJ S&U WEB PMT	Ebix, Inc.
4/23/2024		(1,279.00)	IL DEPT OF REVEN	Ebix, Inc.
4/23/2024		(1,195.13)	MI Business Tax	Ebix, Inc.
4/23/2024		(1,170.00)	DENVERGOV.ORG	Ebix, Inc.
4/23/2024		(1,116.00)	MN DEPT OF REVEN	Ebix, Inc.
4/23/2024		(538.25)	VA DEPT TAXATION	Ebix, Inc.
4/23/2024		(214.00)	STATE OF LOUISIA	Ebix, Inc.
4/23/2024		(60.46)	Amazon	Ebix, Inc.
4/23/2024		(21.18)	Amazon	Ebix, Inc.
4/23/2024		(40.48)	Amazon	Ebix, Inc.
4/23/2024		(64.65)	Amazon	Ebix, Inc.
4/23/2024		(127.90)	Cintas Corporation	Ebix, Inc.
4/23/2024		(69.04)	GoDaddy.com	Ebix, Inc.
4/23/2024		(0.14)	GoDaddy.com	Ebix, Inc.
4/23/2024		(1,625.68)	Hyatt Hotels	Ebix, Inc.
4/23/2024		(500.04)	Indeed	Ebix, Inc.
4/23/2024		(1,000.00)	JOHN KOUTRAS	Ebix, Inc.
4/23/2024		(232.51)	Haleh Shaheedy	Ebix, Inc.
4/23/2024		(1,000.00)	Shahed Toossi	Ebix, Inc.
4/23/2024		(490.34)	Gregory Psaltis	Ebix, Inc.
4/23/2024		(800.00)	Marshall S Baker	Ebix, Inc.
4/23/2024		(1,006.97)	FULTON COUNTY FINANCE DEPT	Ebix, Inc.
4/23/2024		(1,430.00)	RENEE ZEMANSKI	Ebix, Inc.
4/24/2024		250.00	Paycom Payroll	Ebix, Inc.
4/24/2024		(48,657.81)	Paycom Payroll	Ebix, Inc.
4/24/2024		(294.66)	Paycom Payroll	Ebix, Inc.
4/24/2024		(7,608.00)	TN STATE REVENUE	Ebix, Inc.
4/24/2024		(948.41)	WVTREASURY	Ebix, Inc.
4/24/2024		(650.87)	NC DEPT REVENUE	Ebix, Inc.
4/24/2024		(12.00)	CO DEPT REVENUE	Ebix, Inc.
4/24/2024		(1,423,535.18)	Zinnia Distributor Solutions LLC	Ebix, Inc.
4/24/2024		(817.20)	Delta Airlines	Ebix, Inc.
4/24/2024		(817.20)	Delta Airlines	Ebix, Inc.
4/24/2024		(500.00)	Google	Ebix, Inc.
4/24/2024		(1,780.10)	Hotels.com	Ebix, Inc.

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc
Main Document Page 30 of 33

Date	Check Number	Amount	Vendor	Entity
4/24/2024		(162.30)	PayPall	Ebix, Inc.
4/24/2024		(166.22)	Stericycle Inc.	Ebix, Inc.
4/24/2024		(636.90)	IRON MOUNTAIN CANADA OPERATION ULC	Ebix, Inc.
4/24/2024		(100.00)	Thomas E Knight	Ebix, Inc.
4/24/2024		(810.50)	EMPLOYEE POOLING	Ebix, Inc.
4/24/2024		(192.40)	Jon Shusterman	Ebix, Inc.
4/24/2024		(384.27)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
4/25/2024		(763,943.45)	Paycom Payroll	Ebix, Inc.
4/25/2024		(1,047.88)	The Guardian	Ebix, Inc.
4/25/2024		(19.99)	Amazon	Ebix, Inc.
4/25/2024		(45.05)	Amazon	Ebix, Inc.
4/25/2024		(33.60)	Amazon	Ebix, Inc.
4/25/2024		(1,643.82)	Dell	Ebix, Inc.
4/25/2024		(73.99)	Lyft	Ebix, Inc.
4/25/2024		(17.99)	Lyft	Ebix, Inc.
4/25/2024		(16.86)	Lyft	Ebix, Inc.
4/25/2024		(199.00)	Shogun	Ebix, Inc.
4/25/2024		(599.42)	United Airlines	Ebix, Inc.
4/25/2024		(47.98)	Web Network Solutions	Ebix, Inc.
4/25/2024		(316.19)	John Bozic	Ebix, Inc.
4/25/2024		(314.59)	Jonathan Gidan	Ebix, Inc.
4/25/2024		(29,848.00)	NUMBERSONLY INC	Ebix, Inc.
4/26/2024		(15,909.09)	Lockton	Ebix, Inc.
4/26/2024		(9,285.41)	Craftsman Printing Inc	Ebix, Inc.
4/26/2024		(8,407.76)	FLEX DIGITAL	Ebix, Inc.
4/26/2024		(5,569.48)	MMS Inc d/b/a Medical	Ebix, Inc.
4/26/2024		(4,400.00)	Verimed Healthcare Net	Ebix, Inc.
4/26/2024		(3,678.40)	St. Moritz Security Se	Ebix, Inc.
4/26/2024		(3,200.00)	Renee Cocchi	Ebix, Inc.
4/26/2024		(2,500.00)	Prentiss Taylor	Ebix, Inc.
4/26/2024		(1,163.76)	Guardian Concentration	Ebix, Inc.
4/26/2024		(1,100.00)	Travis Burke	Ebix, Inc.
4/26/2024		(975.69)	Amy I Hall	Ebix, Inc.
4/26/2024		(859.77)	University of Pittsbur	Ebix, Inc.
4/26/2024		(760.00)	EMILY MEALER	Ebix, Inc.
4/26/2024		(642.90)	New Relic Inc	Ebix, Inc.
4/26/2024		(500.00)	Marica Borovich-Law	Ebix, Inc.
4/26/2024		(416.25)	Merriam dba World Clas	Ebix, Inc.
4/26/2024		(300.00)	William Jonathan Fillm	Ebix, Inc.
4/26/2024		(200.00)	Thomas Hamilton	Ebix, Inc.
4/26/2024		(138.04)	Esker Inc	Ebix, Inc.
4/26/2024		(13,493.75)	Shardul Amarchand Mangaldas Co.	Ebix, Inc.
4/26/2024		(3,880.00)	ACI Gift Cards, LLC.	Ebix, Inc.
4/26/2024		(3,000.00)	Gagan Garg	Ebix, Inc.
4/26/2024		(2,000.00)	Amit Kumar Chouksey	Ebix, Inc.
4/26/2024		(703.08)	Sun Life Health	Ebix, Inc.
4/26/2024		(990,007.38)	Mayer Brown LLP	Ebix, Inc.
4/26/2024		(397,127.41)	FTI Consulting Inc	Ebix, Inc.
4/26/2024		(66.24)	Amazon	Ebix, Inc.
4/26/2024		(500.00)	Google	Ebix, Inc.
4/26/2024		(134.67)	Hyatt Hotels	Ebix, Inc.
4/26/2024		(134.67)	Hyatt Hotels	Ebix, Inc.
4/26/2024		(221.43)	A J R, INC.	Ebix, Inc.
4/26/2024		(17.70)	Lyft	Ebix, Inc.
4/26/2024		(7.85)	Laura Miner	Ebix, Inc.
4/26/2024		(375.00)	Sarah Vick	Ebix, Inc.
4/26/2024		(261.90)	EZOT, INC	Ebix, Inc.

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc Main Document Page 31 of 33

Date	Check Number	Amount	Vendor	Entity
4/26/2024		(600.46)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
4/26/2024		(588.73)	Brooke Wood	Ebix, Inc.
4/29/2024		(95.57)	UPS	Ebix, Inc.
4/29/2024		(295.13)	Federal Express	Ebix, Inc.
4/29/2024		(980.94)	Waste Management	Ebix, Inc.
4/29/2024		(641.23)	Paycom Payroll	Ebix, Inc.
4/29/2024		(49,630.55)	Anthem	Ebix, Inc.
4/29/2024		(133.08)	Amazon	Ebix, Inc.
4/29/2024		(57.57)	Amazon	Ebix, Inc.
4/29/2024		(57.57)	Amazon	Ebix, Inc.
4/29/2024		(79.67)	Amazon	Ebix, Inc.
4/29/2024		(500.00)	Google	Ebix, Inc.
4/29/2024		(673.35)	Hyatt Hotels	Ebix, Inc.
4/29/2024		(10.76)	Lyft	Ebix, Inc.
4/29/2024		(10.99)	Lyft	Ebix, Inc.
4/29/2024		(10.99)	Lyft	Ebix, Inc.
4/29/2024		(18.66)	Lyft	Ebix, Inc.
4/29/2024		(19.89)	Lyft	Ebix, Inc.
4/29/2024		(19.90)	Lyft	Ebix, Inc.
4/29/2024		(23.99)	Lyft	Ebix, Inc.
4/29/2024		(32.96)	Lyft	Ebix, Inc.
4/29/2024		(35.99)	Lyft	Ebix, Inc.
4/29/2024		(36.87)	Lyft	Ebix, Inc.
4/29/2024		(41.83)	Lyft	Ebix, Inc.
4/29/2024		(48.61)	Lyft	Ebix, Inc.
4/29/2024		(2,512.48)	Microsoft	Ebix, Inc.
4/29/2024		37.88	Microsoft	Ebix, Inc.
4/29/2024		(42.99)	Web Network Solutions	Ebix, Inc.
4/29/2024		(1,000.00)	Steven Roser	Ebix, Inc.
4/30/2024		(250.00)	Marica Borovich-Law	Ebix, Inc.
4/30/2024		(3,625.00)	Thomas Metkus	Ebix, Inc.
4/30/2024		(10,000.00)	UC REGENTS- SAN FRAN	Ebix, Inc.
4/30/2024		(12,000.00)	USPS	Ebix, Inc.
4/30/2024		(3,383.97)	Paycom Payroll	Ebix, Inc.
4/30/2024		(500.00)	US Trustee	Ebix, Inc.
4/30/2024		(252,250.00)	US Trustee	Ebix, Inc.
4/30/2024		(139.62)	KSDEPTOFREVENUE	Ebix, Inc.
4/30/2024		(267.02)	NEVADA TAX	Ebix, Inc.
4/30/2024		(1,642.25)	8013OHIO-TAXOSUT	Ebix, Inc.
4/30/2024		(2,041,596.75)	Zinnia Distributor Solutions LLC	Ebix, Inc.
4/30/2024		(127.90)	Cintas Corporation	Ebix, Inc.
4/30/2024		(504.20)	Delta Airlines	Ebix, Inc.
4/30/2024		(612.20)	Delta Airlines	Ebix, Inc.
4/30/2024		(817.20)	Delta Airlines	Ebix, Inc.
4/30/2024		(500.00)	Google	Ebix, Inc.
4/30/2024		(4,548.56)	Hubspot Inc.	Ebix, Inc.
4/30/2024		(10.99)	Lyft	Ebix, Inc.
4/30/2024		(16.99)	Lyft	Ebix, Inc.
4/30/2024		(28.70)	Lyft	Ebix, Inc.
4/30/2024		(39.99)	Lyft	Ebix, Inc.
4/30/2024		(39.99)	Lyft	Ebix, Inc.
4/30/2024		(24.00)	OmniOne	Ebix, Inc.
4/30/2024		(251.94)	Web Network Solutions	Ebix, Inc.
4/30/2024		(5.00)	TD Bank	Ebix, Inc.
4/30/2024		(46.18)	Don Cheatham	Ebix, Inc.
4/30/2024		(135.77)	F Joseph Dermody	Ebix, Inc.
4/30/2024		(58.48)	Frooz Fatoorachi-Korsand	Ebix, Inc.

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc Main Document    Page 32 of 33 Date Check Number Amount Vendor Entity 4/30/2024 (778.45) Ronald Jurgensen Ebix, Inc. 4/30/2024 (144.22) Adel Tawadros Ebix, Inc. 4/30/2024 (1,592.56) PNC Bank Ebix, Inc. $ (14,484,398.09) Ebix, Inc. Subtotal $ (14,484,398.09) Grand Total

Case 23-80004-swe11 Doc 612 Filed 05/21/24 Entered 05/21/24 20:12:48 Desc Main Document    Page 33 of 33 MOR-6 In re: EBIX, INC., et al. Lead Case No: 23-80004 Description of the assets sold or transferred and the terms of the sale or transfer Reporting Period: April 1—April 30, 2024 The NA L&A Assets constitutes the operations of the Debtors’ (i) end-to-end life and annuity exchanges business operating in North America, and (ii) software development and business process outsourcing support services in respect of the foregoing, in each case, as delivered to customers through the following software: TPP/PSS, iHub, EbixHUB, AnnuityNet, LifeSpeed, Winflex, VitalSales Suites, Vertex Product Suite, Vertex-VitalXML, EbixCRM/Smartoffice, Superhighway, Ebix Analytics, Annuity Maintenance Platform, Annuity Case Management, DeliveryNow, Reinsurance Portal, Claims Processor, GeniEbix/Digital Assistants, and Producer Support System (PSS).